Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Amendment to Annual Report on Form 10-K/A of McEwen Mining Inc., a Colorado corporation (the “Company”) for the year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 19, 2019

MCEWEN MINING INC.

	By:	/s/ Robert R. McEwen
Robert R. McEwen, Chairman of the Board of Directors and Chief Executive Officer

	By:	/s/ Andrew Iaboni
Andrew Iaboni, Vice President Finance